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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 21, 2009

                 American Strategic Income Portfolio Inc. - III
             (Exact name of registrant as specified in its charter)

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
         MINNESOTA                      811-07444                 41-1739732
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)
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
                    800 Nicollet Mall
                  Minneapolis, Minnesota                            55402
         (Address of principal executive offices)                 (Zip Code)
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       Registrant's telephone number, including area code: (612) 303-3738

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

American Strategic Income Portfolio Inc. - III (the "Fund") entered into an Amended and Restated Master Loan and Security Agreement dated as of March 27, 2009 with Massachusetts Mutual Life Insurance Company ("MMLIC") as lender and Babson Capital Management LLC ("Babson") as Agent (the "Agreement). The Agreement amends and restates a Master Loan Agreement dated as of July 10, 2008 among the Fund, MMLIC and Babson. Under the Agreement, MMLIC has made a term loan to the Fund of $54,400,000 and has committed to make a revolving loan to the Fund of up to $15,600,000. The term loan will mature on July 31, 2011 (the "Maturity Date") and may be repaid prior to the Maturity Date subject to the payment of any applicable breakage fees and to prepayment fees of 3% if prepaid prior to July 31, 2009, 2% if prepaid between August 1, 2009 and July 31, 2010, and 1% if prepaid between August 1, 2010 and April 30, 2011. Once the term loan is repaid, the principal amount of the term loan may not be re-advanced to the Fund. The revolving loan may be repaid and re-advanced from time to time prior to the Maturity Date without the payment of any penalties, other than any applicable breakage fees. The term loan and revolving loan bear interest at the one-month London Interbank Offered Rate ("LIBOR") plus 2.625%, subject to a minimum interest rate of 5.0% per year. Loans made under the Agreement are secured by mortgage loans and certain other securities in the Fund's investment portfolio.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, including the exhibits thereto, which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amended and Restated Master Loan and Security Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Strategic Income Portfolio
                                        Inc. - III


                                        By: /s/ Kathleen L. Prudhomme
                                        Name: Kathleen L. Prudhomme
                                        Title: Secretary

DATE: July 21, 2009

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
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
99.1          Amended and Restated Master Loan and Security Agreement
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